Exhibit 99.1

FOR IMMEDIATE RELEASE

ATEC Reports Third Quarter 2019 Financial Results

and Recent Corporate Highlights

Third Quarter U.S. Revenue Growth of 34% Year-Over-Year

Drives Increase in Full Year 2019 Guidance

CARLSBAD, Calif., October 30, 2019 – Alphatec Holdings, Inc. (“ATEC” or the “Company”) (Nasdaq: ATEC), a provider of innovative spine surgery solutions dedicated to revolutionizing the approach to spine surgery, today announced financial results for the quarter ended September 30, 2019, and recent corporate highlights.

Third Quarter 2019 Financial Results

•	Total net revenue of $29.2 million; U.S. revenue of $28.1 million, up 34% compared to the prior year and up 8% sequentially;
•	U.S. gross margin of 70.8%; and
•	Cash and cash equivalents of $57.8 million as of September 30, 2019.

Third Quarter-to-Date Corporate Highlights

•	Closed a follow-on equity offering that generated $54 million in net proceeds for growth-related investment and expanded the institutional shareholder base;
•

Enhanced clinical distinction with five new product launches: the IdentiTiTM TLIF Porous Oblique System, the IdentiTiTM LIF Systems, the AMPTM Anti-Migration LIF Plate System, the TranscendTM Lateral Interbody Spacer, and the Trestle Luxe® II Anterior Cervical Plate System;

•	Increased contribution from new products to 42% of U.S. revenue;
•	Expanded percentage of U.S. revenue driven by strategic distribution network to 89%;
•	Increased U.S. revenue per case by 17% compared to the prior year; and
•	Expanded senior leadership team by appointing Eric Dasso as Executive Vice President, Adjunctive Technologies.

“Our continued focus on compelling surgeon adoption by creating clinical distinction and revitalizing the ATEC sales channel substantially accelerated organic U.S. revenue growth in the third quarter,” said Pat Miles, Chairman and Chief Executive Officer.  “As a result, we are increasing 2019 revenue expectations for the second time this year, now anticipating full-year U.S. revenue growth of over 26%. I’m proud of all that our teams have accomplished to date, and I am even more enthusiastic about the future for spine’s new Organic Innovation Machine.”

Comparison of Selected GAAP and Non-GAAP Financial Results for the

Third Quarter 2019 to Third Quarter 2018

	Three Months Ended		Change
	September 30, 2019	September 30, 2018	$	%
	(unaudited)	(unaudited)

Revenue from U.S. products	$28,051	$20,996	$7,055	34%
Gross profit from U.S. products	19,853	16,001	3,852	24%
Gross margin from U.S. products	70.8%	76.2%

Operating Expenses
Research and development	$3,962	$3,157	$805	25%
Sales, general and administrative	26,792	18,833	7,959	42%
Litigation-related expenses	604	1,329	(725)	(55%)
Amortization of intangible assets	172	187	(15)	(8%)
Transaction-related expenses	-	66	(66)	(100%)
Restructuring	-	167	(167)	(100%)
Total operating expenses	$31,530	$23,739	$7,791	33%

Operating loss	$(11,597)	$(7,533)	$(4,064)	54%

Non-GAAP operating loss	$(5,114)	$(3,006)	$(2,108)	70%

Non-GAAP adjusted EBITDA	$(3,190)	$(1,415)	$(1,775)	125%

Revenue from U.S. products for the third quarter 2019 was $28.1 million, up 34% compared to $21.0 million in the third quarter 2018. Revenue growth generated by new products and the strategic distribution channel continues to outpace the ongoing revenue impacts of transitioning or discontinuing non-strategic distributor relationships.

Gross profit and gross margin from U.S. products for the third quarter 2019 were $19.9 million and 70.8%, respectively, compared to $16.0 million and 76.2%, respectively, for the third quarter 2018. U.S. gross margin was impacted by increased non-cash excess and obsolete write-offs related to legacy products. On a non-GAAP basis, excluding non-cash excess and obsolete charges, U.S. gross margin was 78.9% in the third quarter of 2019, compared to 79.8% in the third quarter of 2018.

Total operating expenses for the third quarter 2019 were $31.5 million compared to $23.7 million in the third quarter 2018.  On a non-GAAP basis, excluding stock-based compensation, fair value adjustments, litigation-related expenses, restructuring and transaction-related expenses, total operating expenses increased to $27.4 million from $20.0 million in 2018, reflecting increased selling costs from U.S. revenue growth, as well as increased investments in organic product development to support new product launches.

Non-GAAP adjusted operating loss, which excludes stock-based compensation, fair value adjustments, litigation-related expenses, restructuring, transaction-related expenses and excess and obsolescence charges, was $5.1 million for the third quarter 2019, compared to a loss of $3.0 million for the third quarter 2018.

Non-GAAP adjusted EBITDA, which excludes stock-based compensation, fair value adjustments, litigation-related expenses, restructuring, transaction-related expenses and excess and obsolescence charges in the third quarter 2019 was a loss of $3.2 million, compared to a loss of $1.4 million in the third quarter 2018.

For more detailed information on non-GAAP operating expenses, non-GAAP adjusted operating loss and non-GAAP adjusted EBITDA, please refer to the table, “Alphatec Holdings, Inc. Reconciliation of Non-GAAP Financial Measures,” that follows.

Current and long-term debt at face value includes $45 million in term debt and $11.6 million outstanding under the Company’s revolving credit facility at September 30, 2019, with cash and cash equivalents of $57.8 million.

Updated 2019 Financial Outlook

Full Year 2019	Previous		Updated
	Guidance ($M)	YoY Growth	Guidance ($M)	YoY Growth
U.S. Product Revenue	$100 to $104	20% to 24%	$105 to $107	26% to 28%
International Supply Agreement	$4 to $5	(38%) to (50%)	No change	No change
Total Revenue	$104 to $109	13% to 19%	$109 to $112	19% to 22%

Investor Conference Call

ATEC will present the results via a live webcast today at 1:30 p.m. PT / 4:30 p.m. ET to discuss the results. At that time, please click here to access the live webcast.  An audiocast of the presentation will be also be available domestically at (877) 556-5251 and internationally at (720) 545-0036. The conference ID number is 6098197.

Non-GAAP Financial Information

To supplement the Company’s financial statements presented in accordance with U.S. generally accepted accounting principles (GAAP), the Company reports certain non-GAAP financial measures, including non-GAAP U.S. gross margin, non-GAAP operating expenses, non-GAAP operating loss, and non-GAAP Adjusted EBITDA. The Company believes that these non-GAAP financial measures provide investors with an additional tool for evaluating the Company's core performance, which management uses in its own evaluation of continuing operating performance, and a baseline for assessing the future earnings potential of the Company. The Company’s non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in the Company’s industry, as other companies in the industry may calculate non-GAAP financial results differently, particularly related to non-recurring, unusual items. Non-GAAP financial results should be considered in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP. Included below are reconciliations of the non-GAAP financial measures to the comparable GAAP financial measures.

About Alphatec Holdings, Inc.

Alphatec Holdings, Inc., through its wholly-owned subsidiaries, Alphatec Spine, Inc. and SafeOp Surgical, Inc., is a provider of innovative spine surgery solutions dedicated to revolutionizing the approach to spine surgery. ATEC designs, develops and markets technology for the treatment of spinal disorders. The Company markets its products in the U.S. via independent sales agents and a direct sales force.

Additional information can be found at www.atecspine.com.

Forward Looking Statements

This press release contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainty. Such statements are based on management's current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The Company cautions investors that there can be no assurance that actual results or business conditions will not differ materially from those projected or suggested in such forward-looking statements as a result of various factors. Forward-looking statements include the references to the Company’s revenue and growth outlook, planned commercial launches and product introductions, the Company’s strategy in significantly repositioning the ATEC brand, turning the Company into a growth organization, creating future market disruption, and the Company’s future ability to finance its operations. The important factors that could cause actual operating results to differ significantly from those expressed or implied by such forward-looking statements include, but are not limited to: the uncertainty of success in developing new products or products currently in the Company’s pipeline; the uncertainties in the Company’s ability to execute upon its strategic operating plan; the uncertainties regarding the ability to successfully license or acquire new products, and the commercial success of such products; failure to achieve acceptance of the Company’s products by the surgeon community; failure to obtain FDA or other regulatory clearance or approval for new products, or unexpected or prolonged delays in the process; continuation of favorable third party reimbursement for procedures performed using the Company’s products; unanticipated expenses or liabilities or other adverse events affecting cash flow or the Company’s ability to successfully control its costs or achieve profitability; uncertainty of additional funding; the Company’s ability to compete with other products and with emerging new technologies; product liability exposure; an unsuccessful outcome in any litigation in which the Company is a defendant; patent infringement claims; claims related to the Company’s intellectual property and the Company’s ability to meet its financial obligations under its credit agreements and the Orthotec LLC settlement agreement. The words “believe,” “will,” “should,” “expect,” “intend,” “estimate,” “look forward” and “anticipate,” variations of such words and similar expressions identify forward-looking statements, but their absence does not mean that a statement is not a forward-looking statement. A further list and description of these and other factors, risks and uncertainties can be found in the Company's most recent annual report, and any subsequent quarterly and current reports, filed with the Securities and Exchange Commission. ATEC disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, unless required by law.

Investor/Media Contact:	Company Contact:

Josh Berg	Jeff Black
Investor Relations	Chief Financial Officer
(760) 494-6790	ir@atecspine.com
ir@atecspine.com

ALPHATEC HOLDINGS, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share amounts - unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018

Revenues:
Revenue from U.S. products	$28,051	$20,996	$77,099	$60,606
Revenue from international supply agreement	1,150	2,006	3,976	5,745
Total revenues	29,201	23,002	81,075	66,351
Cost of revenues	9,268	6,796	25,688	19,686
Gross profit	19,933	16,206	55,387	46,665

Operating expenses:
Research and development	3,962	3,157	10,791	6,952
Sales, general and administrative	26,792	18,833	72,360	53,628
Litigation-related expenses	604	1,329	4,427	4,143
Amortization of intangible assets	172	187	526	551
Transaction-related expenses	-	66	-	1,546
Gain on settlement	-	-	-	(6,168)
Restructuring expenses	-	167	60	758
Total operating expenses	31,530	23,739	88,164	61,410
Operating loss	(11,597)	(7,533)	(32,777)	(14,745)
Total other expenses, net	(2,926)	(1,754)	(6,966)	(5,183)
Loss from continuing operations before taxes	(14,523)	(9,287)	(39,743)	(19,928)
Income tax (benefit) provision	20	26	122	(1,697)
Loss from continuing operations	(14,543)	(9,313)	(39,865)	(18,231)
Loss from discontinued operations	(24)	(42)	(106)	(116)
Net loss	$(14,567)	$(9,355)	$(39,971)	$(18,347)

Net loss per share, basic and diluted:
Continuing operations	$(0.26)	$(0.22)	$(0.81)	$(0.56)
Discontinued operations	(0.00)	(0.00)	(0.00)	(0.00)
Net loss per share, basic and diluted	$(0.26)	$(0.22)	$(0.81)	$(0.56)

Shares used in calculating basic and diluted net loss per share	55,736	42,497	49,252	32,658

Stock-based compensation included in:
Cost of revenue	$57	$18	$113	$51
Research and development	388	179	921	192
Sales, general and administrative	3,158	1,478	6,532	3,199
	$3,603	$1,675	$7,566	$3,442

ALPHATEC HOLDINGS, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands)

	September 30,	December 31,
	2019	2018
	(Unaudited)
ASSETS
Current assets:
Cash	$57,843	$29,054
Accounts receivable, net	15,430	15,095
Inventories, net	33,065	28,765
Prepaid expenses and other current assets	10,852	2,380
Current assets of discontinued operations	214	242
Total current assets	117,404	75,536

Property and equipment, net	18,723	13,235
Right-of-use asset	2,112	-
Goodwill	13,897	13,897
Intangibles, net	25,882	26,408
Other assets	214	347
Noncurrent assets of discontinued operations	51	54
Total assets	$178,283	$129,477

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$6,010	$4,399
Accrued expenses	22,972	22,316
Current portion of long-term debt	836	3,276
Current portion of lease liability	1,263	-
Current liabilities of discontinued operations	504	621
Total current liabilities	31,585	30,612

Total long term liabilities	65,441	57,688

Redeemable preferred stock	23,603	23,603
Stockholders' equity	57,654	17,574
Total liabilities and stockholders' equity	$178,283	$129,477

ALPHATEC HOLDINGS, INC.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

(in thousands - unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018

Operating expenses	31,530	23,739	88,164	61,410
Adjustments:
Stock-based compensation	(3,546)	(1,657)	(7,453)	(3,391)
Contingent consideration fair value adjustment	-	(546)	(289)	(646)
Litigation-related expenses	(604)	(1,329)	(4,427)	(4,143)
Restructuring	-	(167)	(60)	(758)
Transaction-related expenses	-	(66)	-	(1,546)
Gain on settlement	-	-	-	6,168
Non-GAAP operating expenses	$27,380	$19,974	$75,935	$57,094

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018

Operating loss, as reported	$(11,597)	$(7,533)	$(32,777)	$(14,745)
Add back significant items:
Stock-based compensation	3,603	1,675	7,566	3,442
Contingent consideration fair value adjustment	-	546	289	646
Litigation-related expenses	604	1,329	4,427	4,143
Restructuring	-	167	60	758
Transaction-related expenses	-	66	-	1,546
Excess & obsolete charges	2,276	744	6,451	2,016
Gain on settlement	-	-	-	(6,168)
Adjusted operating loss	(5,114)	(3,006)	(13,984)	(8,362)

Operating loss, as reported	$(11,597)	$(7,533)	$(32,777)	$(14,745)
Depreciation	1,752	1,405	4,828	4,454
Amortization of intangible assets	172	186	526	612
EBITDA	(9,673)	(5,942)	(27,423)	(9,679)
Add back significant items:
Stock-based compensation	3,603	1,675	7,566	3,442
Contingent consideration fair value adjustment	-	546	289	646
Litigation-related expenses	604	1,329	4,427	4,143
Restructuring	-	167	60	758
Transaction-related expenses	-	66	-	1,546
Excess & obsolete charges	2,276	744	6,451	2,016
Gain on settlement	-	-	-	(6,168)
Adjusted EBITDA	$(3,190)	$(1,415)	$(8,630)	$(3,296)

ALPHATEC HOLDINGS, INC.

RECONCILIATION OF GEOGRAPHIC SEGMENT REVENUES AND GROSS PROFIT

(in thousands, except percentages - unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018
Revenues by source
Revenue from U.S. products	$28,051	$20,996	$77,099	$60,606
Revenue from international supply agreement	1,150	2,006	3,976	5,745
Total revenues	$29,201	$23,002	$81,075	$66,351

Gross profit by source
Revenue from U.S. products	$19,853	$16,001	$55,087	$46,230
Revenue from international supply agreement	80	205	300	435
Total gross profit	$19,933	$16,206	$55,387	$46,665

Gross profit margin by source
Revenue from U.S. products	70.8%	76.2%	71.4%	76.3%
Revenue from international supply agreement	7.0%	10.2%	7.5%	7.6%
Total gross profit margin	68.3%	70.5%	68.3%	70.3%

RECONCILIATION OF GAAP TO NON-GAAP GROSS PROFIT AND GROSS MARGIN FROM U.S. PRODUCTS
(in thousands, except percentages - unaudited)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2019	2018	2019	2018

GAAP-based gross profit from U.S. products	$19,853	$16,001	$55,087	$46,230
Add: non-cash excess and obsolete charges	2,276	744	6,451	2,016
Non-GAAP gross profit from U.S. products	$22,129	$16,745	$61,538	$48,246

GAAP-based gross margin from U.S. products	70.8%	76.2%	71.4%	76.3%
Add: non-cash excess and obsolete charges	8.1%	3.5%	8.4%	3.3%
Non-GAAP gross margin from U.S. products	78.9%	79.8%	79.8%	79.6%